EXHIBIT 99.2



                           NORTH SHORE CAPITAL IV INC.
              UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

Effective April 2005, North Shore Capital IV, Inc. acquired Gridline Communications Corp. by issuing 47,600,000 shares of its restricted common stock for all of the outstanding stock of Gridline Communications Corp. For accounting purposes, however, the acquisition has been treated as the recapitalization of Gridline Communications Corp. with Gridline Communications Corp. deemed the acquirer of North Shore Capital IV, Inc. in a reverse merger.

The following unaudited proforma consolidated statements of operations for the four months ended April 30, 2005 and for the year ended December 31, 2004, assumes the acquisition of Gridline Communications Corp. had occurred on January 1, 2004 and include the historical unaudited consolidated statements of operations for the Registrant for the year ended December 31, 2004 and four months ended April 30, 2005, adjusted for the proforma effects of the acquisition.

The unaudited proforma consolidated statements are not necessarily indicative of the results of operations that would actually have occurred if the transactions had been consummated as of January 1, 2004. These statements should be read in conjunction with the historical financial statements and related notes thereto of the Registrant, in its annual report on Form 10-KSB and Gridline Communications Corp.'s financial statements included herein.

                           NORTH SHORE CAPITAL IV INC.

             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

                        Four months ended April 30, 2005

                                                     NORTH
                                                     SHORE             GRIDLINE
                                                    CAPITAL          COMMUNICATIONS        PROFORMA          PROFORMA
                                                    IV, INC.             CORP.            ADJUSTMENTS       CONSOLIDATED
                                                -----------------------------------------------------------------------------
 Revenues                                          $       -           $       -           $       -           $       -
 Costs and expenses:
           Research and development costs                  -                   -                   -                   -
           General and administrative expenses             -             114,143                   -             114,143
           Depreciation                                    -                 679                   -                 679
                                                   ---------           ---------           ---------           ---------
              Total costs and expenses                     -             114,822                   -             114,822
                                                   ---------           ---------           ---------           ---------
              Operating income (loss)                      -            (114,822)                  -            (114,822)

 Other income (expenses):
           Interest expense                                -             (37,162)                  -             (37,162)
                                                   ---------           ---------           ---------            --------
              Total other income (expenses)                -             (37,162)                  -                   -
                                                   ---------           ---------           ---------            --------

              Net loss before provision for
             federal income taxes                          -            (151,984)                  -             (151,984)
 Income tax expense                                        -                   -                   -                    -
                                                   ---------           ---------           ---------            ---------

              Net loss                             $       -           $(151,984)          $       -            $(151,984)
                                                   =========           =========           =========            =========


See accompanying notes to unaudited proforma consolidated financial statements.

                           NORTH SHORE CAPITAL IV INC.

            UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          Year ended December 31, 2004


                                                     NORTH
                                                     SHORE             GRIDLINE
                                                    CAPITAL          COMMUNICATIONS        PROFORMA          PROFORMA
                                                    IV, INC.             CORP.            ADJUSTMENTS       CONSOLIDATED
                                                -----------------------------------------------------------------------------
 Revenues                                         $        -          $        -          $        -          $         -
 Costs and expenses:
           Research and development costs                  -             760,223                   -              760,223
           General and administrative expenses         1,337             596,642                   -              597,979
           Depreciation                                    -                  29                   -                   29
                                                 -----------         -----------         -----------          -----------
             Total costs and expenses                  1,337           1,356,894                   -            1,358,231
                                                 -----------         -----------         -----------          -----------
             Operating income (loss)                  (1,337)         (1,356,894)                  -           (1,358,231)

 Other income (expenses):
           Interest expense                                -             (19,770)                  -              (19,770)
                                                 -----------         -----------         -----------          -----------

             Total other income (expenses)                 -             (19,770)                  -                    -
                                                 -----------         -----------         -----------          -----------

             Net loss before provision for
             federal income taxes                     (1,337)         (1,376,664)                  -           (1,378,001)

 Income tax expense                                        -                   -                   -                    -
                                                 -----------         -----------         -----------          -----------
              Net loss                           $    (1,337)        $(1,376,664)        $         -          $(1,378,001)
                                                 ===========         ===========         ===========          ===========



See accompanying notes to unaudited proforma consolidated financial statements.

                           NORTH SHORE CAPITAL IV INC.
                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                 April 30, 2005

                                                     NORTH              GRIDLINE
                                                     SHORE           COMMUNICATIONS           PROFORMA               PROFORMA
                                                    CAPITAL               CORP.              ADJUSTMENTS            CONSOLIDATED
                                                ---------------------------------------------------------------------------------
                      ASSETS
                      ------
 Current assets:
         Cash                                       $        -          $      869      $        -  $        -         $      869
         Employee advances                                   -              19,839               -           -             19,839
                                                    ----------          ----------      ----------  ----------         ----------
            Total current assets                             -              20,708               -           -             20,708
                                                    ----------          ----------      ----------  ----------         ----------

 Property and equipment                                      -              21,265               -           -             21,265
         Less accumulated depreciation                       -                 708               -           -                708
                                                    ----------          ----------      ----------  ----------         ----------
            Net property and equipment                       -              20,557               -           -             20,557

 Other assets                                                -               2,698               -           -              2,698
                                                    ----------          ----------      ----------  ----------         ----------
            Total assets                            $        -          $   43,963      $        -  $        -         $   43,963
                                                    ==========          ==========      ==========  ==========         ==========

       LIABILITIES AND STOCKHOLDERS' EQUITY
 Liabilities:
         Accounts payable and accrued expenses               -             117,224               -           -            117,224
         Accrued interest payable                            -              53,617               -           -             53,617
         Loan payable to related party                   1,747                   -               -           -              1,747
         Convertible notes payable                           -           1,391,500               -           -          1,391,500
                                                    ----------          ----------      ----------  ----------         ----------
            Total liabilities - current                  1,747           1,562,341               -           -          1,564,088
                                                    ----------          ----------      ----------  ----------         ----------
 Stockholders' equity (deficit):
         Common stock, $.001 par value: Authorized
            100,000,000 shares: 49,847,000 issued
            and outstanding at April 30, 2005            2,247              10,270          47,600     (10,270)            49,847
         Additional paid-in capital (deficit)           49,653                   -        (101,247)     10,270            (41,324)
         Retained earnings (deficit)                   (53,647)         (1,528,648)         53,647           -         (1,528,648)
                                                    ----------          ----------      ----------  ----------         ----------
            Total stockholders' equity (deficit)        (1,747)         (1,518,378)              -           -         (1,520,125)
                                                    ----------          ----------      ----------  ----------         ----------
            Total liabilities and stockholders'
            equity                                  $        -          $   43,963      $        -  $        -         $   43,963
                                                    ==========          ==========      ==========  ==========         ==========


 See accompanying notes to unaudited proforma consolidated financial statements.

                          GRIDLINE COMMUNICATIONS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

          NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

(1) Basis of Presentation

    The unaudited Proforma Consolidated Statement of Operations for the four months ended April 30, 2005, included the unaudited historical results of operations for North Shore Capital IV, Inc. (North Shore) and Gridline Communications Corp. (Gridline) for the four months ended April 30, 2005, adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2004.

    The unaudited Proforma Consolidated Statement of Operations for the year ended December 31, 2004, included the audited historical results of operations of North Shore and Gridline, adjusted for the proforma effects of the acquisition assuming the acquisition occurred on January 1, 2004.

    The unaudited Proforma Balance Sheet at April 30, 2005, included the unaudited position of North Shore and Gridline as of April 30, 2005, assuming the acquisition occurred on April 30, 2005, adjusted for the proforma effects of the acquisition.

        A) The capital accounts of North Shore had been adjusted as of April 30, 2005 to report the effects of the acquisition (issuance of 47,600,000 shares of common stock to shareholders of Gridline), assuming the acquisition occurred on April 30, 2005.

        B)  Adjustment was made to eliminate North Shore's accumulated deficit.

        C)  Adjustment was made to eliminate Gridline's capital stock.